The RBB FUND, INC.

Bear Stearns CUFS® MLP Mortgage Portfolio

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated April 19, 2010

to Prospectus dated December 31, 2009, as supplemented

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At the unanimous request of the shareholders of the Bear Stearns CUFS MLP Mortgage Portfolio (the “Portfolio”), the Board of Directors of The RBB Fund, Inc. has postponed indefinitely the liquidation of the Portfolio as described in the supplement to the Prospectus dated April 6, 2010, while other options with regards to the Portfolio are explored. Daily dividends will resume, however, the Portfolio remains closed to new investments.

However, in the event that a shareholder of the Portfolio requests a redemption of all or any portion of the shares in the Portfolio held by it, the Board of Directors has approved the liquidation of the Portfolio within no more than seven (7) days after the date of such redemption request in order not to disadvantage the Portfolio’s remaining shareholders.

The postponement of the liquidation could adversely impact the Portfolio’s share price. The market price of the securities owned by the Portfolio may decline significantly due to market conditions. The value of the Portfolio’s securities and shares when redeemed may be less than the purchase price and less than the value on the previously proposed liquidation date.

Please retain this Supplement for future reference.